UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2011

DELPHI FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11462	13-3427277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE		19899
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code 302-478-5142

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(e) On November 10, 2011, the vested awards of deferred shares of the Registrant’s Class B Common Stock having been granted under the Registrant’s Long-Term Performance-Based Incentive Plan to Robert Rosenkranz, the Registrant’s Chief Executive Officer, in January 1998 and January 1999, both in the amount of 178,862 shares, were modified in order to provide for the delivery of the shares of stock underlying such awards to Mr. Rosenkranz on November 11, 2011.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI FINANCIAL GROUP, INC.

/s/ ROBERT ROSENKRANZ
Robert Rosenkranz
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Date: November 16, 2011